U.S. SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                  FORM 8-K/A
                                Amendment No. 1

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 8, 1997
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)


                        ODYSSEY MARINE EXPLORATION, INC.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter


         Nevada                  0-26136              84-1018684
---------------------------   ---------------  ---------------------------
State or Other Jurisdiction   Commission File  IRS Employer Identification
     of Incorporation             Number                Number

              3507 Frontage Road, Suite 100, Tampa, Florida  33607
           ----------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code

                                (813) 282-0855
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The following financial statements for Remarc International, Inc. for the two-month period ended February 28, 1997, the years ended December 31, 1996 and 1995 and for the period from May 20, 1994 (date of inception) to February 28, 1997 are filed herewith:

                              INDEX                                  PAGE
1) AUDITED FINANCIAL STATEMENTS FOR REMARC INTERNATIONAL,
   INC. AS OF FEBRUARY 28, 1997

   REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS . . . . . . .    3

   FINANCIAL STATEMENTS

      Balance Sheets . . . . . . . . . . . . . . . . . . . . . . . .   4
      Statements of Operations . . . . . . . . . . . . . . . . . . .   5
      Statements of Stockholders' Equity . . . . . . . . . . . . . .   6
      Statements of Cash Flows . . . . . . . . . . . . . . . . . . . 7 - 8
      Notes to Financial Statements. . . . . . . . . . . . . . . . . 9 - 14

2) UNAUDITED PRO FORMA FINANCIAL STATEMENTS FOR ODYSSEY MARINE
   EXPLORATION, INC., AND REMARC INTERNATIONAL, INC. FOR THE
   THREE MONTHS ENDING MAY 31, 1997, AND THE PREVIOUS FISCAL
   YEARS ENDING FEBRUARY 28, 1997 AND DECEMBER 31, 1996
   RESPECTIVELY. . . . . . . . . . . . . . . . . . . . . . . . . . .15 - 18

          REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors
Remarc International, Inc.
Tampa, Florida

We have audited the accompanying balance sheets of Remarc International, Inc. (a development stage company) as of February 28, 1997 and December 31, 1996, and the related statements of operations, stockholders' equity, and cash flows for the two months ended February 28, 1997, the years ended December 31, 1996 and 1997 and for the period from May 20, 1994 (inception), to February 28, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Remarc International, Inc. as of February 28, 1997 and December 31, 1996, and the results of its operations and its cash flows for the two months ended February 28, 1997, the years ended December 31, 1996 and 1995 and from May 20, 1994 (inception), to February 28, 1997, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has incurred net losses since its inception. Those conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans are described in Note M. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Giunta, Ferlita & Walsh, P.A.
GIUNTA, FERLITA & WALSH, P.A.
Certified Public Accountants

September 18, 1997

REMARC INTERNATIONAL, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS

                                          February 28,    December 31,
ASSETS                                        1997            1996
                                          ------------    ------------
CURRENT ASSETS
      Cash                                $     1,861     $     7,274
      Expense reimbursment receivable, net
         of allowance for doubtful account
         of $101,258 and $101,258,
         respectively                               -               -
      Marketable securities                    12,500          15,000
      Advances                                 17,044           5,665
                                          ------------    ------------
            Total current assets               31,405          27,939
                                          ------------    ------------
PROPERTY AND EQUIPMENT
      Office Equipment                         10,654          10,654
      Accumulated depreciation                 (2,168)         (1,813)
                                          ------------    ------------
                                                8,468           8,841
OTHER ASSETS
      Organization costs, net of
      accumulated amortization of
      $2,199 and $2,066 respectively            1,800           1,933
                                          ------------    ------------
                                          $    41,691     $    38,713
                                          ------------    ------------
LIABILITIES AND SHAREHOLDER'S EQUITY

CURRENT LIABILITIES
      Accounts payable                    $     7,233     $    50,286
      Accrued expenses                        366,819         326,735
      Notes payable                           145,000         100,000
      Notes payable to related parties        300,000         300,000
                                          ------------    ------------
            Total current liabilities         819,052         777,021

STOCKHOLDERS' EQUITY (DEFICIT)
      Preferred stock - .00001 par value
      10,000,000 shares authorized;
      no shares issued or outstanding               -              -
      Common stock - .00001 par value;
      50,000,000 shares authorized;
      1,775,702 and 1,713,002 shares
      issued and outstanding, respectively         18              17
      Additional paid-in capital            1,027,232         909,233
      Accumulated unrealized loss
         in investment                        (27,500)        (25,000)
      Excess of expenses over revenues
         during development stage          (1,777,111)     (1,622,558)
                                          ------------    ------------
            Total Stockholders' equity       (777,361)       (738,308)

TOTAL LIABILITY AND STOCKHOLDERS' EQUITY  $    41,691     $    38,713
                                          ------------    -----------
The accompanying notes are an integral part of these financial statements

REMARC INTERNATIONAL, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS

                                                            From May 20,
                                                            1994(Date of
                     Two Months   Year         Year         Inception)
                     Ended        Ended        Ended        through
                     February 28  December 31  December 31  February 28
                     1997         1996         1995         1997
                     -----------  -----------  -----------  -----------
REVENUES             $        -   $        -   $        -   $        -
OPERATING EXPENSES
 Consulting               5,000      154,276       71,725      231,001
 Project expense          2,700      492,820       25,020      554,563
 Research                63,022       65,156       58,453      186,631
                     -----------  -----------  -----------  -----------
 Total Operating
 Expenses                70,072      712,252      155,198      972,195

GENERAL AND
ADMINISTRATIVE
EXPENSES                 76,829      645,696       31,077      789,534
                     -----------  -----------  -----------  -----------
(LOSS) FROM
OPERATIONS             (147,551)  (1,357,948)    (186,275)  (1,761,729)
                     -----------  -----------  -----------  -----------
                     -----------  -----------  -----------  -----------
OTHER INCOME
OR (EXPENSE)
 Interest expense        (6,940)      (8,380)           -      (15,320)
 Other                      (62)           -            -          (62)
 Total other income  -----------  -----------  -----------  ------------
 or (expense)            (7,002)      (8,380)           -      (15,382)

NET(LOSS)            $ (154,553) $(1,366,328)  $ (186,275)  $(1,777,111)
                     -----------  -----------  -----------  ------------
                     -----------  -----------  -----------  ------------
(LOSS PER SHARE)     $    (0.09)  $    (0.86)  $    (0.19)  $     (1.03)
                     -----------  -----------  -----------  ------------
Weighted average
 number ofcommon
 shares and common
 shares equivalents
 outstanding.         1,723,690    1,597,388      956,411     1,723,690
                     -----------  -----------  -----------  ------------
The accompanying notes are an integral part of these financial statements

REMARC INTERNATIONAL, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

                                               Additional   Accumulated
                            Comon Stock        Paid-In      Earnings
                        Shares       Amount    Capital      (Deficit)
                    -----------  -----------  -----------  -----------
Balance May 1, 1994           -   $        -   $        -   $        -
Common Stock Issued
 For marketable
   securities           800,000            8       39,992
 For cash                40,000            -       10,000
Excess of expenses
 over revenues
 during development
 stage, May 20, 1994
 through December 31
 1994                                                          (69,955)
Balance at           -----------  -----------  -----------  -----------
 December 31, 1994      840,000            8       49,992      (69,955)
Common Stock Issued
 For services            60,000            1       64,999
 For cash               340,000            3      189,997
Excess of expenses
 over revenues
 during development
 stage, Year Ended
 December 31, 1995                                            (186,275)
Balance at           -----------  -----------  -----------  -----------
 December 31, 1995    1,240,000           12      304,988     (256,230)
Common Stock Issued
 For Conversion of
  Revenue Participa-
  tion Certificates      70,000            1       67,499
 For services           190,835            2      275,748
 For cash               212,167            2      260,998
Excess of expenses
 over revenues
 during development
 stage, Year Ended
 December 31, 1996                                          (1,366,328)
Balance at           -----------  -----------  -----------  -----------
 December 31, 1996    1,713,002           17      909,233   (1,622,558)
Common Stock Issued
 For services            45,000            1       74,999
 For cash                17,700            -       43,000
Excess of expenses
 over revenues
 during development
 stage, Two Months
 Ended February 28,
 1997                                                         (154,553)
Balance at           -----------  -----------  -----------  -----------
 February 28, 1997    1,775,702   $       18   $1,027,232  $(1,777,111)

The accompanying notes are an integral part of these financial statements

REMARC INTERNATIONAL, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS
                                                            From May 20,
                                                            1994(Date of
                     Two Month    Year         Year         Inception)
                     Ended        Ended        Ended        through
                     February 28  December 31  December 31  February 28
                     1997         1996         1995         1997
                     -----------  -----------  -----------  -----------
CASH FLOWS FROM
 OPERATING
 ACTIVITIES:
 Net ( Loss)        $ (154,553)  $(1,366,328)$  (186,275) $(1,777,111)
Adjustments to re-
 concile net loss to
 net Cash used by
 operating activity:
  Depreciation              355        1,439          374        2,168
  Amortization              133          800          779        2,199
 Common stock issued
  for services           75,000      275,750       65,000      415,750
(Increase)decrease
  in:
  Advances              (11,380)      19,021      (24,685)     (17,044)
  Organization cost           -            -            -       (3,999)
 Increase (decrease)
  in:
  Accounts payable      (43,053)      50,286            -        7,233
  Accrued expenses       40,085      314,859      (14,197)     366,819
                     -----------  -----------  -----------  -----------
NET CASH(USED)
 BY OPERATING
 ACTIVITIES             (93,413)    (704,173)    (158,984)  (1,003,985)
                     -----------  -----------  -----------  -----------
CASH FLOWS FROM IN-
 VESTING ACTIVITIES:
  Purchase of proper-
  ty and equipment            -       (6,917)      (3,737)     (10,654)
                     -----------  -----------  -----------  -----------
NET CASH (USED)BY
 INVESTING
 ACTIVITIES                  -       (6,917)      (3,737)     (10,654)
                     -----------  -----------  -----------  -----------
CASH FLOWS FROM
 FINANCING
 ACTIVITIES:
  Proceeds from:
   related party
    loans                     -      200,000            -      200,000
   loans from others     45,000      200,000            -      245,000
   issuance of
    common stock         43,000      261,000      190,000      504,000
   issuance of RPC            -            -       30,000       67,500
                     -----------  -----------  -----------  -----------
NET CASH PROVIDED
  BY FINANCING
  ACTIVITIES             88,000      661,000      220,000    1,016,500
                     -----------  -----------  -----------  -----------

REMARC INTERNATIONAL, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS
(Continued)
                                                            From May 20,
                                                            1994(Date of
                     Two Month    Year         Year         Inception)
                     Ended        Ended        Ended        through
                     February 28  December 31  December 31  February 28
                     1997         1996         1995         1997
                     -----------  -----------  -----------  -----------
NET INCREASE
(DECREASE)IN CASH        (5,413)     (50,090)      57,279        1,861

CASH AT BEGINNING
OF YEAR                   7,274       57,364           85            -
                     -----------  -----------  -----------  -----------
CASH AT END OF
YEAR                 $    1,861        7,274   $   57,364        1,861
                     -----------  -----------  -----------  -----------
SUPPLEMENTARY
 INFORMATION :

 Interest paid       $        -   $        -   $         -  $        -
 Income taxes paid   $        -   $        -   $         -  $        -

The accompanying notes are an integral part of these financial statements

REMARC INTERNATIONAL, INC.
NOTE TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION AND BUSINESS

Organization

Remarc International, Inc. was organized as a Colorado corporation on May 20, 1994. On April 9, 1996 Remarc International, Inc., a Colorado Corporation and Remarc International,Inc., a Delaware Corporation merged. Remarc International, Inc., the Delaware corporation was the surviving corporation. Effective with the reverse acquisition of Odyssey as discussed in Note M, Remarc International, Inc. adopted February as its fiscal year end.

Business Activity

Remarc International, Inc (Company) is a company engaged in the business of researching, developing, financing and marketing of shipwreck projects on a worldwide basis. The corporate headquarters are located in Tampa, Florida.

The Company has not received any revenues to date and is considered to be in the development stage.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of the Company is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity and have prepared them in accordance with the Company's customary accounting practices.

Basis of Presentation

The accompanying financial statements were prepared using the accrual basis of accounting in accordance with generally accepted accounting principles.

Use of Estimates

Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

Revenue Recognition

Although the Company has not generated any revenues to date, marketing of the artifacts, replicas and ancillary products will be recognized on the point of sale method.

Cash Equivalents

Cash equivalents include cash on hand and cash in banks. The Company also considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Marketable Securities

The securities are deemed available-for-sale and therefore are carried at fair value. Unrealized losses on these securities are excluded from earnings and reported, net of any income tax effect, as a separate component of stockholders' equity.

Depreciation

Property and equipment is stated at historical cost. Depreciation is provided using the straight-line method at rates based on the assets' estimated useful lives.

Investment in Affiliate

The Company owns 24% of, the Common Voting Stock and 50% of the Preferred Non-Voting Stock of Pesquisas Arqueologicas Maritimas, S.A. (Pesqamar). Pesqamar, a Brazilian S/A, was formed to research, locate and salvage a shipwreck. In August of 1995, Pesqamar and Salvanav S.A., a Brazilian salvage company competing for the same shipwreck, entered into an agreement forming a Brazilian consortium known as Consorcio Para Pesquisas Arqueologicas Submarinas (CONPAS). CONPAS now conducts all operations on the shipwreck project. During 1996, the Company signed an agreement with CONPAS to provide the financing for the search phase of the shipwreck project in exchange for thirty percent of any gross proceeds. In addition, the Company owns the right to finance the recovery phase of the project for an additional twenty percent of the gross proceeds.

The Company is responsible for 100% of all search phase expenses. These expenses have been charged to operations as project expenses, therefore no investment in Pesqamar is reflected in these financial statements.

The Company, along with another investor in Pesqamar, is responsible for administrative costs. The Company paid for all these expenses and invoiced $101,258 for expense reimbursement from the other investor. The Company has provided a 100% provision for doubtful accounts due to the financial condition of the other investor.

Organization Costs

Organization costs are being amortized over a period of 60 months from the date business began.

Loss Per Share

Net loss per share is computed using the weighted average number of common shares outstanding during the period.

Income Taxes

The Company provides for deferred income taxes resulting from the timing differences in reporting income and expenses for financial statement purposes compared to the method of reporting for income tax purposes. No deferred income taxes are reflected in the accompanying financial statements due to the Company's losses from operations.

NOTE C - MARKETABLE SECURITIES

The marketable securities consist of 100,000 shares of Seahawk Deep Ocean Technology, Inc. Common stock. The shares had an original cost of $40,000 and a fair market value of $12,500 and $15,000 at February 28, 1997 and December 31, 1996, respectively. A provision for accumulated unrealized loss in investment has been reflected as a separate component in stockholders' equity for $27,500 and $25,000 at February 28, 1997 and December 31,1996,
respectively.

NOTE D - NOTES PAYABLE

Notes payable at February 28, 1997 and December 31, 1996 consist of:

                                                        1997       1996
                                                     ---------  ---------
   Unsecured 10% note payable due April 15, 1997
     The note can be converted to Common Stock
     for $2 per share.                                $100,000   $100,000
   Unsecured 18% note payable due on demand.            25,000          -
   Unsecured 10.25% note payable to bank personally
     guaranteed by stockholder due April 21, 1997.      20,000          -
                                                      ---------  ---------
                                                      $145,000   $100,000

The Bank note payable was paid in August 1997. The other notes payable were subsequently renewed to April 1998 then converted into Common Stock on August 31, 1997.

NOTE E - NOTES PAYABLE TO RELATED PARTIES

Notes payable to related parties at February 28, 1997 and December 31, 1996 consist of:
                                                          1997       1996
                                                      ---------  ---------
  Unsecured 10% note payable to a director due
    April 1997.  The note can be converted to
    Common Stock for $2 per share.                    $100,000   $100,000
  Unsecured 10% note payable to the family
    member of an officer due April 1997. The
    note can be converted to Common Stock for
    $2 per share.                                       50,000     50,000
  Unsecured 10% note payable to an officer due
    April 1997.  The note can be converted to
    Common Stock for $2 per share.                     100,000    100,000
  Unsecured 10% note payable to an officer due
    April 1997.  The note can be converted to
    Common Stock for $2 per share.                      50,000     50,000
                                                      ---------  ---------
                                                      $300,000   $300,000

These notes were subsequently renewed to April 1998. All except the $50,000 note were converted to Common Stock on August 31, 1997.

NOTE F - ACCRUED EXPENSES

Accrued expenses at February 28, 1997 and December 31, 1996 consist of:

                                                        1997       1996
                                                     ---------  ---------
Officer compensation                                $ 315,000  $ 270,000
Research and consulting                                36,500     48,405
Interest on notes payable                              15,319      8,330
                                                     ---------  ---------
                                                    $ 366,819  $ 326,735

NOTE G - COMMON AND PREFERRED STOCK

Common Stock

On October 15, 1995, the Company effected a 500 for 1 forward split on the shares of the Company's common stock outstanding. The per share amounts and number of shares in the financial statements have been retroactively adjusted for the effect of this forward stock split.

Preferred Stock

The Company is authorized to issue 10,000,000 shares of preferred stock. The preferred stock may be issued in series from time to time with such designation, rights, preferences and limitation as the Board of Directors of the Company may determine by resolution.

NOTE H - COMMON STOCK OPTIONS AND WARRANTS

The Company adopted the 1995 Stock Option Plan on December 16, 1995. Under the terms to the plan, options to purchase common stock are granted at not less than 100% of the fair market value of the shares on the date of grant or the par value thereof whichever is greater. Notwithstanding the preceding sentence, in the case of a grant to an employee who, as of the date of the grant, owns more than ten percent of the stock of the Company, the option price shall not be less than 110% of the fair market value of the shares on the date of grant or the par value thereof, whichever is greater. The cumulative number of shares which may be subject to options issued and outstanding pursuant to the plan is limited to 1,000,000 shares. As of February 28, 1997 and December 31, 1996 there were no options granted.

During 1996, the Company issued 50,000 warrants to purchase Common Stock for $10 per share. The warrants will expire in April 1999. The Company issued the right to purchase 10,000 shares of Common Stock for $2.50 per share until January 1999.

NOTE I - INCOME TAXES

The Company has a net operating loss carry forward of approximately $1,150,000 that is available to offset future taxable income. The carry forward will expire in various years ending through February 28, 2012. The Company has provided for 100% of any deferred asset related to the carry forward due to questionable future realization.

NOTE J - FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company has a number of financial instruments, none of which are held for trading purposes. The Company estimated that the fair value of all financial instruments at February 28, 1997, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies.

Considerable judgement is necessarily required in interpreting market data to develop the estimates of fair value, and, accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

NOTE K - SUPPLEMENTARY CASH FLOWS INFORMATION

The Company incurred the following noncash transactions:

Year Ended December 31, 1994

   Issued 800,000 shares of Common Stock for 100,000 shares of Seahawk Deep Ocean Technology, Inc. Common Stock valued at $40,000.

Year Ended December 31, 1995

   Issued 50,000 shares of Common Stock for project consulting and research fees of $55,000.

   Issued 10,000 shares of Common Stock for legal services of $10,000.

Year Ended December 31, 1996

   Issued 83,335 shares of Common Stock for Directors' fees of $125,000.

   Issued 82,500 shares of Common Stock for project consulting and research fees of $100,750.

   Issued 25,000 shares of Common Stock for legal services of $50,000.

   Converted Revenue Participation Certificates originally sold for $67,500 into 70,000 shares of Common Stock.

Two Months Ended February 28, 1997

   Issued 10,000 shares of Common Stock for Directors' fees of $25,000.

   Issued 35,000 shares of Common Stock for project consulting and research fees of $50,000.

NOTE L - COMMITMENTS AND CONTINGENCIES

Offices

Remarc rents office space in Red Bank, NJ on a month to month basis for $225 per month. Rent expense for the two months ended February 28, 1997 and the years ended December 31,1996 and 1995 was $450, $2,700 and $450, respectively.

In January 1996 the Company entered into a one-year lease agreement for corporate offices. The lease was on a month to month basis and rent expense for the year ended December 31,1996 was $6,929.

In March 1997, the Company entered into a sublease agreement for 3,170 square feet of office space. The four year agreement begins April 1, 1997. Approximate future rent payments for this lease in subsequent fiscal years ending February 28, are as follows:

                                   1998   $ 33,000
                                   1999     39,200
                                   2000     43,100
                                   2001     47,400
                                   2002      3,900
                                          ---------
                                          $166,600

Industry Related Risks

Although the Company has access to a substantial amount of research and data which has been compiled regarding the shipwreck business, the quality and reliability of such research and data, like all research and data of its nature, is unknown. Even if the company is able to plan and obtain permits for its projects, there is a possibility that the shipwreck may have been salvaged, or may not have had anything of value on board at the time of the sinking. Furthermore, even if objects of believed value are located and recovered, there is the possibility that the Company's rights to the recovered objects will be challenged by others, including both private parties and governmental entities, asserting conflicting claims. Finally, even if the Company is successful in locating and retrieving objects from a shipwreck and establishing good title thereto, there can be no assurance as to the value that such objects will bring at their sale as the market for such objects is very uncertain.

NOTE M - GOING CONCERN

The Company, a development stage enterprise, has incurred net losses of $1,726,493. At February 28, 1997 the Company has negative working capital as indicated by current liabilities exceeding current assets by $737,029. These factors raise substantial doubt about the Company's ability to continue as a going concern. In addition to shipwreck projects for which management is currently raising funds, management has completed a reverse acquisition with Odyssey Marine Exploration, Inc. (Odyssey). Odyssey is a public shell with which management intends to raise funds for the financing of current and future shipwreck projects. Management feels that these factors will contribute toward achieving profitability. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

         ODYSSEY MARINE EXPLORATION, INC AND SUBSIDIARIES

        UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The unaudited pro forma data presented in the unaudited pro forma combined financial statements are included in order to illustrate the effect on the Company's financial statements of the reverse acquisition of Odyssey Marine Exploration, Inc. by Remarc International, Inc. through a share exchange agreement consumated August 8, 1997.

The financial statements presented are the historical financial statements of the registrant, Odyssey Marine Explortion, Inc. and Remarc International, Inc., for the three months ending May 31, 1997 and for each Company's preceeding fiscal year, February 28 and December 31 respectively.

The pro forma financial statements illustrate the effect that the business combination would have had on the combined companies had the acquisition occurred on March 1, 1996. Results of operations are stated in the pro forma financial statements as a combining of the two operations without any nonrecurring charges or credits that resulted from the share exchange. The number of shares outstanding and weighted average shares outstanding are adjusted to reflect the number of shares that would have been outstanding if the share exchange had occurred on March 1, 1996. There are no income or balance sheet adjustments to the pro forma financial statements to be illustrated as the only item affected by the combination is the number of shares outstanding. It is assumed that the operational and administrative expenses of each Company seperately, is a reasonable estimation of what the expenses would have been for the companies combined.

In the opinion of management, all adjustments have been made that are necessary to present fairly the pro forma data. The unaudited pro forma combined financial statements should be read in conjunction with the Company's financial statements and notes thereto, and the audited financial statements of Remarc International, Inc. The unaudited pro forma combined statement of operations data are not necessarily indicative of the results that would have been reported had such events actually occurred on the date specified, nor are they indicative of the Company's future results.

PRO FORMA BALANCE SHEETS
                                  Odyssey        Remarc         Pro forma
                                  Marine         Intern'l       Combined
                                  As of          As of          As of
ASSETS                            February 28,   December 31,   February 28
                                  1997           1996           1997
CURRENT ASSETS                    ------------   ------------   ------------
  Cash                            $        97          7,274    $     7,371
  Marketable securities                     -         15,000         15,000
  Advances                              3,000          5,665          8,665
                                  ------------   ------------   ------------
        Total current assets            3,097         27,939         31,036
                                  ------------   ------------   ------------
PROPERTY AND EQUIPMENT
  Office Equipment                          -         10,654         10,654
  Accumulated depreciation                  -         (1,813)        (1,813)
                                  ------------   ------------   ------------
                                            -          8,841          8,841
OTHER ASSETS
  Organization costs, net
  and other assets                          -          1,933          1,933
                                  ------------   ------------   ------------
                                  $     3,097    $    38,713    $    41,810
                                  ------------   ------------   ------------

LIABILITIES AND STOCKHOLDERS'
EQUITY

CURRENT LIABILITIES
  Accounts payable                $    36,109         50,286         86,395
  Accrued expenses                          -        326,735        326,735
  Notes payable                        32,237        400,000        432,237
                                  ------------   ------------   ------------
       Total current liabilities       68,346        777,021        845,367

STOCKHOLDERS' EQUITY (DEFICIT)

  Common stock - .0001 par value;
  100,000,000 shares authorized;
  8,110,000 shares issued and
  outstanding                          77,338        909,250        986,588
  Accumulated unrealized loss
    in investment                                    (25,000)       (25,000)
  Excess of expenses over revenues
    during development stage         (142,587)    (1,622,558)    (1,765,145)
                                  ------------   ------------   ------------
       Total Stockholders' equity     (65,249)      (738,308)      (803,557)

TOTAL LIABILITY AND STOCKHOLDERS'
                         EQUITY   $     3,097    $    38,713    $    41,810
                                  ------------   ------------   ------------
                                  ------------   ------------   ------------

PRO FORMA STATEMENT OF OPERATIONS

                                  Odyssey        Remarc         Pro forma
                                  Marine         Intern'l       Combined
                                  Year Ending    Year Ending    Year Ending
                                  February 28,   December 31,   February 28
                                  1997           1996           1997
                                  ------------   ------------   ------------
REVENUES                          $         -    $         -    $         -

OPERATING EXPENSES                          -        712,252        712,252
                                  ------------   ------------   ------------
GENERAL AND ADMINISTRATIVE
EXPENSES                               38,005        645,696        683,701
                                  ------------   ------------   ------------
(LOSS) FROM OPERATIONS                (38,005)    (1,357,948)    (1,395,953)
                                  ------------   ------------   ------------
                                  ------------   ------------   ------------
OTHER INCOME OR (EXPENSE)                   -         (8,390)        (8,380)
                                  ------------   ------------   ------------
NET(LOSS)                         $   (38,005)   $(1,366,328)   $(1,404,333)
                                  ------------   ------------   ------------
                                  ------------   ------------   ------------
(LOSS PER SHARE)                  $     (0.00)   $     (0.17)   $     (0.17)
                                  ------------   ------------   ------------
 Weighted average number of
 common shares and common
 shares equivalents
 outstanding.                       8,110,000      8,110,000      8,110,000
                                  ------------   ------------   ------------
                                  ------------   ------------   ------------

PRO FORMA BALANCE SHEETS
                                  Odyssey        Remarc         Pro forma
                                  Marine         Intern'l       Combined
                                  As of          As of          As of
                                  May 31,        May 31,        May 31,
ASSETS                            1997           1997           1997
                                  ------------   ------------   ------------
CURRENT ASSETS
  Cash                            $        97          1,821    $     1,918
  Marketable securities                     -         24,500         24,500
  Advances                              3,000             61          3,061
                                  ------------   ------------   ------------
        Total current assets            3,097         26,382         29,479
                                  ------------   ------------   ------------
PROPERTY AND EQUIPMENT
  Office Equipment                          -         28,152         28,152
  Accumulated depreciation                  -         (3,500)        (3,500)
                                  ------------   ------------   ------------
                                            -         24,652         24,652
OTHER ASSETS
  Organization costs, net
  and other assets                          -          5,377          5,377
                                  ------------   ------------   ------------
                                  $     3,097    $    56,411    $    59,508
                                  ------------   ------------   ------------

PRO FORMA BALANCE SHEETS
                                  Odyssey        Remarc         Pro forma
                                  Marine         Intern'l       Combined
LIABILITIES AND STOCKHOLDERS'     As of          As of          As of
EQUITY                            May 31,        May 31,        May 31,
                                  1997           1997           1997
CURRENT LIABILITIES               ------------   ------------   -----------
  Accounts payable                $    41,698    $    12,800    $    54,498
  Accrued expenses                          -        132,138        132,138
  Notes payable                        34,421        639,056        673,447
                                  ------------   ------------   ------------
       Total current liabilities       76,119        783,994        860,113

STOCKHOLDERS' EQUITY (DEFICIT)
  Common stock - .0001 par value;
  100,000,000 shares authorized;
  8,110,000 shares issued and
  outstanding                          77,338      1,255,000      1,332,338
  Accumulated unrealized loss
    in investment                           -        (27,500)       (27,500)
  Excess of expenses over revenues
    during development stage         (150,360)    (1,955,083)    (2,105,443)
                                  ------------   ------------   ------------
       Total Stockholders' equity     (73,022)      (727,583)      (800,065)

TOTAL LIABILITY AND STOCKHOLDERS'
                         EQUITY   $     3,097    $    56,411    $    59,508
                                  ------------   ------------   ------------
                                  ------------   ------------   ------------

PRO FORMA STATEMENT OF OPERATIONS

                                  Odyssey        Remarc         Pro forma
                                  Marine         Intern'l       Combined
                                  Three Month    Three Month    Three Month
                                  Ending         Ending         Ending
                                  May 31, 1997   May 31, 1997   May 31, 1997
                                  ------------   ------------   ------------
REVENUES                          $         -    $         -    $         -

OPERATING EXPENSES                          -         61,292         61,292
                                  ------------   ------------   ------------
GENERAL AND ADMINISTRATIVE
EXPENSES                                7,773        123,233        131,006
                                  ------------   ------------   ------------
(LOSS) FROM OPERATIONS                 (7,773)      (184,525)      (192,298)
                                  ------------   ------------   ------------
                                  ------------   ------------   ------------
OTHER INCOME OR (EXPENSE)                   -          6,553          6,553
                                  ------------   ------------   ------------
NET(LOSS)                         $    (7,773)  $   (177,972)   $  (185,745)
                                  ------------   ------------   ------------
                                  ------------   ------------   ------------
(LOSS PER SHARE)                  $     (0.00)   $     (0.02)   $     (0.02)
                                  ------------   ------------   ------------
 Weighted average number of com-
 mon shares and common shares
 equivalents outstanding.            8,110,000      8,110,000      8,110,000
                                  ------------   ------------   ------------
                               -18-

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to the Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      ODYSSEY MARINE EXPLORATION, INC.

Dated: October 22, 1997               By /s/ John C. Morris
                                         John C. Morris, President

                               -19-